Exhibit 99.1 COMPANY PRESENTATION COMPANY PRESENTATION APRIL 2013 APRIL 2013

JEFFREY FISHER, CEO JEFFREY FISHER, CEO COMPANY OVERVIEW & BUSINESS UPDATE COMPANY OVERVIEW & BUSINESS UPDATE

Chatham Management Team
Chatham Management Team
Founder, CEO and Chairman of Innkeepers USA Trust (1994 – 2007)
Grew company from seven hotels at 1994 IPO to 74 hotels at sale in 2007
318% return (11.8% CAGR) versus 209% return for FTSE NAREIT Equity Lodging /
Resorts Index
Extensive lodging industry relationships
Significant ownership (3.4%) and investment (over $10 million) in Chatham Lodging Trust
Jeffrey Fisher (Chief Executive Officer and Chairman)
Partner of Addison Capital Advisors, a venture capital firm based in Memphis, TN
(2005 – 2006)
Vice President and Chief Accounting Officer of RFS Hotel Investors (2000 – 2004)
Dennis Craven (Chief Financial Officer and EVP)
Senior Vice President of The Kor Group, a leading owner and operator of luxury hotels
(2006 – 2009)
Oversaw $500 million of investments in 18 hotels
Peter Willis (Chief Investment Officer and EVP)

Chief Financial Officer and Executive Vice President of Innkeepers USA Trust (2006 – 2010)
Vice President of Acquisitions and Development for Innkeepers USA Trust (2001 – 2006)

Key Investment Highlights
Key Investment Highlights
Superior Select Service Operating Model
High Quality Hotel Portfolio in Attractive MSAs
Significant Embedded Growth and Attractive Acquisition Opportunities
Upside From Recently Completed Renovation / Upgrade Investments
Innkeepers Acquisition in 2011 Generating Strong Returns
Generating Strong Financial Results
Leading Common Dividend Yield

Successfully Executing Business Plan
Successfully Executing Business Plan
Acquired 20 hotels for over $465
(1)
million since IPO and a 10.3% interest in $1.1 billion
Innkeepers joint venture with Cerberus Capital Management
Premium brands (Residence Inn, Homewood Suites, Courtyard, Hampton)
58% of assets in major markets (New York, D.C., Boston, and Southern California)
(1)
Attractive valuations with upside potential (estimated high-single to low-double digit cap rates)
Substantial pipeline of additional acquisition opportunities
Operating performance of hotels and joint venture exceeding expectations
Increased RevPAR 8.0% year-over-year for the year ended Dec. 31, 2012
RevPAR up approx. 7.6% year-over-year for the quarter ended Dec. 31, 2012
Significant upside potential from recently completed renovations across ~70% of the portfolio
Accessed capital markets to maintain financial flexibility and fund growth initiatives
Completed $53 million follow-on offering in January 2013
Upsized, reduced costs and extended revolving credit facility to $105 million (matures Nov. 2015)
Delivering leading returns to shareholders
One of top performing lodging REIT stocks in 2012 with 43% increase in share price
(2)
Announced 5% increase in common dividend to $0.84 per share in FY 2013 (4.8%
yield)
(3)
Annual dividend has grown 20% since IPO in 2010
1. Pro forma for Houston, TX hotel acquisition on February 6, 2013. Based on percentage of total acquisition cost.
2. Based on year-end closing stock price of $15.38 on December 31, 2012.
3. Based on closing stock price of $17.56 as of March 27, 2013.

COMPANY STRATEGY & ACQUISITIONS COMPANY STRATEGY & ACQUISITIONS JEFFREY FISHER, CEO JEFFREY FISHER, CEO

HOMEWOOD SUITES Hilton

COURTYARD Marriott

Residence Inn Marriott

SPRINGHILL SUITES Marriott

Hampton Inn

HYATT house

HYATT PLACE

CHATHAM LODGING TRUST

Chatham Strategy
Chatham Strategy
Focused on premium branded select service hotels
Strong brands in high barrier to entry markets delivers higher RevPAR and market share than other select service hotels
Only four public lodging REITs focused on select service hotel sector
Favorable select service operating margins
Targeting acquisitions at high-single to low-double digit cap rates
Meaningful floor on returns even if recovery is slower than expected
Attractive cash-on-cash returns and cap rates vs. upper upscale full service hotels
Significant upside potential from RevPAR growth, high margins and flow-through
Projected lodging industry RevPAR growth of over 20.0% over the next four years
(1)
Target high growth markets within the 25 largest MSAs
Leverage existing platform / corporate overhead through future acquisitions
Limited incremental overhead from future acquisitions (favorable operating leverage)
Maintain balanced leverage
Continue to grow common dividend (current annualized dividend yield of ~4.8%)
(2)
1. Green Street Advisors, 2013-2016E.
2. Based on closing stock price of March 27, 2013.

On December 27, 2012, Chatham acquired the
122-room Hampton Inn Portland Downtown
Waterfront in Portland, Maine for $28 million
Purchase price includes adjacent lot that can
be developed or sold
Accretive off-market acquisition
Ideally located in Old Port district on the
downtown Portland peninsula offering ready
access to the waterfront, historical attractions,
boutiques, many restaurants and bars
Trip Advisor #1 rated hotel in the Portland
market
Portland was voted “Best Destination for U.S.
Travel” by AARP and the “Foodiest Small
Town in America” by Bon Appetit Magazine
Ground floor includes separately-owned and
operated Sebago Brewing Company
The property is managed by Island Hospitality
Management, which is 90% owned by Mr. Fisher

Hampton Inn, Portland
Downtown Waterfront
Acquisition Overview
New Hotel Acquisition – Portland, Maine

On February 6, 2013, Chatham acquired the 197-
room Courtyard by Marriott at the Houston Medical
Center in Houston, TX for $34.75 million
Accretive off-market acquisition
Opened in February 2010, the hotel features
Marriott's new lobby concept and three meeting
rooms comprising approximately 2,000 square feet
Adjacent to the world's largest medical complex,
the Texas Medical Center, which hosts over 50
medical organizations and will continue its
expansion with $7.1 billion of capital investment
planned by 2014
Houston is the nation's fifth largest metropolitan
area and home to 26 Fortune 500 companies. The
city has seen the highest employment gains in the
U. S. for the last six years
Property is located within close proximity to
Chatham’s Hampton Inn Medical Center hotel
The property is managed by Island Hospitality
Management, which is 90% owned by Mr. Fisher

Acquisition Overview
Courtyard by Marriott
Houston Medical Center
New Hotel Acquisition – Houston, Texas

Innkeepers JV Investment
Innkeepers JV Investment
In October 2011, Chatham invested $37 million for a 10.3% interest in a JV with Cerberus that acquired 64 hotels from the bankruptcy estate of Innkeepers USA Trust
Net purchase price ~$118,000 per key
~34% discount to Apollo’s 2007 investment in portfolio
$21.2 million of invested capital returned to the Company as of Dec. 31, 2012 with net proceeds from incremental new mortgage financing, the sale of eight non-core hotels and distributions of cash flow generated from operations
Represents 57% of the Company’s initial investment returned within 12 months
Attractive return profile
Upside from completed / prefunded capital expenditures with RevPAR performance exceeding original expectations
Received over $4 million cash dividends from joint venture operations for the year ended Dec. 31,
2012
Allows Chatham to leverage corporate infrastructure / overhead of JV

HOTEL HOTEL PORTFOLIO PORTFOLIO DENNIS CRAVEN, CFO DENNIS CRAVEN, CFO

Hampton Inn
HOMEWOOD SUITES
HOMEWOOD SUITES
HOMEWOOD SUITES
Residence Inn Marriott
COURTYARD Marriott
HOMEWOOD SUITES
Residence Inn Marriott
Residence Inn Marriott
Residence Inn Marriott
HOMEWOOD SUITES
HOMEWOOD SUITES
COURTYARD Marriott
Hampton Inn
HOMEWOOD SUITES
HOMEWOOD SUITES

Chatham Lodging Trust

High Quality Hotel Portfolio in Attractive MSAs
High Quality Hotel Portfolio in Attractive MSAs

Boston (3%):
Homewood Suites Billerica
Hartford (2%):
Homewood Suites Farmington
Minnesota (4%):
Homewood Suites Bloomington
Pennsylvania (5%):
Courtyard Altoona
Springhill Suites Washington
Nashville (2%):
Homewood Suites Brentwood
Orlando (2%):
Homewood Suites Maitland
Houston (11%) (1) : :
Courtyard Houston Medical Center
Hampton Inn & Suites Houston Medical
Center
Dallas (2%):
Homewood Suites Dallas
San Diego (18%):
Homewood Suites Carlsbad
Residence Inn San Diego
Los Angeles (9%):
Residence Inn Anaheim
San Antonio (7%):
Homewood Suites San Antonio
Note: MSA / State (% of Total Acquisition Cost)
1. Acquisition closed February 6, 2013.
Washington D.C. (14%):
DoubleTree Washington D.C.
Residence Inn Tysons Corner
New York (14%):
Residence Inn Holtsville
Residence Inn White Plains
Residence Inn New Rochelle
58% of Chatham’s portfolio is located in New York, Washington DC, Boston and Southern
California markets
Portland, ME (6%)
Hampton Inn, Portland Downtown
Waterfront

Market Leading RevPAR Growth
___________________________
Source: Company filings and earnings announcements.
Chatham is delivering strong RevPAR growth versus peers
RevPAR increased approximately 8.0% year-over-year for the twelve months ended Dec. 31, 2012
9.7%
8.8%
8.1%
8.0%
6.4%
6.1%
5.8%
5.3%
5.1%
4.6%
6.9%
7.4%
5.6%
$97
$103
$160
$134
$139
$99
$119
$181
$107
$147
$65
$175
$142
0%
2%
4%
6%
8%
10%
12%
Summit Chesapeake Pebblebrook Chatham RLJ Strategic Host Hersha Ashford Sunstone DiamondRock FelCor LaSalle
RevPAR Growth
$0
$50
$100
$150
$200
$250
$300
$ RevPAR

RevPAR Growth (Twelve months ended Dec. 31, 2012)

Market Leading EBITDA Margins
Market Leading EBITDA Margins
Chatham is delivering market leading EBITDA margins
Hotel EBITDA Margin (Twelve months ended Dec. 31, 2012)
Source: Company filings and earnings announcements.
Chatham’s premium branded select service hotels generate high RevPAR levels and have low operating costs

37.4%
35.9%
34.1%
33.9%
32.1% 32.1%
31.1%
28.9%
27.4%
27.2%
24.9%
24.0%
22.4%
0%
5%
10%
15%
20%
25%
30%
35%
40%
Chatham Hersha Chesapeake RLJ LaSalle Ashford Summit Sunstone Pebblebrook DiamondRock FelCor Host Strategic

Market Leading Flow-Through Performance
Hotel EBITDA Margin Improvement (Twelve months ended Dec. 31, 2012)
Renovations helping deliver increased penetration and margin improvement
Source: Company filings and earnings announcements.
263bps
249bps
230bps
165bps
160bps
140bps
130bps
120bps
113bps
110bps
87bps
78bps
50bps
0bps
50bps
100bps
150bps
200bps
250bps
300bps
Pebblebrook Summit Chesapeake Ashford Chatham Host Strategic Hersha LaSalle Sunstone DiamondRock RLJ FelCor
growth (bps)

Attractive Relative Valuation
Attractive Relative Valuation
Chatham trades at an attractive relative valuation versus lodging REIT peers
Price to 2013E FFO Multiple
Note: Based on closing stock prices as of March 27, 2013.
Source: FactSet, SNL and Company Filings. FFO or “Funds from Operations” per FYE 2013 Consensus estimates.

22.1x
17.0x
15.7x
13.8x
13.8x
13.4x
13.0x
12.4x
11.9x
11.7x
11.0x
10.8x
7.4x
0.0x
5.0x
10.0x
15.0x
20.0x
25.0x
BEE PEB FCH CHSP HST SHO HT DRH INN LHO CLDT RLJ AHT
P / FFO

Market Leading Common Dividend Yield
Market Leading Common Dividend Yield
Chatham delivers a market leading dividend yield of 4.8%
On December 4
th
, 2012, Chatham announced a 5% increase to its common dividend to $0.84 per share in calendar 2013 (4.8% yield)
The Company converted from a quarterly to a monthly dividend payment beginning in January 2013
Represents the Company’s second dividend increase since IPO and a 20% total increase from its original annual dividend rate of $0.70 per share

4.8%
4.4%
4.2%
3.8%
3.7%
3.1%
0.0% 0.0% 0.0%
2.5%
4.1%
3.7%
2.3%
52%
52%
32%
42%
37%
46%
28%
54%
58%
39%
0%
1%
2%
3%
4%
5%
6%
Chatham Summit Chesapeake Hersha Ashford DiamondRock RLJ LaSalle Pebblebrook Host Strategic FelCor Sunstone
Dividend Yield
0%
20%
40%
60%
80%
100%
120%
FFO Payout Ratio
Cash Dividend Yield / Payout Ratio
Note: Based on closing stock prices as of March 27, 2013.
Source: FactSet, SNL and Company Filings. FFO or “Funds from Operations” per FYE 2013 Consensus estimates.

FINANCIAL UPDATE FINANCIAL UPDATE DENNIS CRAVEN, CFO DENNIS CRAVEN, CFO

–
2012 Financial Update
2012 Financial Update
Comparable Hotel RevPAR – Increased 7.6 percent year-over-year to $102 in Q4 2012;
RevPAR up 8.0 percent year-over-year to $107 for twelve months ended Dec. 31, 2012
Adjusted EBITDA – Increased 81.0 percent year-over-year to $40.9 million for twelve months ended Dec. 31, 2012
Comparable Hotel EBITDA Margins – Advanced 160 basis points year-over-year to
37.4 percent for the twelve months ended Dec. 31, 2012, among the highest in the industry
Adjusted FFO – Increased adjusted FFO per diluted share 46 percent year-over-year to $1.30 for the twelve months ended Dec. 31, 2012
Joint Venture Portfolio – Continued to exceed internal budget expectations for RevPAR and
EBITDA. Received total distributions of $21.2 million or 57.3 percent of Chatham’s initial investment in the joint venture since making the investment in 2011
Exercised accordion feature to extend facility capacity to $105 million in Jan. 2013
Refinanced Mortgage Debt – Refinanced approx. $80 million in mortgage loans on three assets in Q1 2013 with new 10-year mortgages at a fixed rate of approximately 4.6 percent
Increased Common Dividend – Announced a 5 percent increase to common dividend to $0.84 per share in calendar 2013 (4.8 percent yield)
(1)
1. Based on closing stock price of $17.56 as of March 27, 2013.

to $95 million (maturing Nov. 2015) and lowered costs by approx. 250 basis points
Upsized and extended revolving credit facility
Renewed Revolving Credit Facility in Nov. 2012

$5
$120
$16
$83
$84
$89
$0
$20
$40
$60
$80
$100
$120
$140
$160
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
($ in millions)
Mortgage Debt (5) JV Mortgage Debt Drawn Revolver
Pro Forma Debt Maturities
Summary Capitalization
Summary Capitalization
Sources: Company filings and announcements.
1. Pro forma for January 2013 follow-on offering (3.6 million shares).
2. Pro forma for $35 million acquisition of Courtyard by Marriott at the Houston Medical Center, $50 million net proceeds from equity offering, and $19.8 million mortgage repayment of the Doubletree
Suites by Hilton Washington, DC.
3. Pro forma for $19.8 million mortgage repayment of the Doubletree Suites by Hilton Washington, DC.
4. Reflects the Company’s share of Joint Venture debt.
5. Not pro forma for $80 million refinancing in Q1 2013 of the Residence Inn by Marriott San Diego, CA, the Residence Inn by Marriott Tysons Corner, VA and the Homewood Suites by Hilton on the
Riverwalk in San Antonio, TX.
Pro Forma Capitalization

($ in millions, except per share data)
12/31/2012 Pro
(As Reported) Adj. Forma
Share Price (as of 3/27/13) $17.56 $17.56
Diluted Shares & Units O/S
(1)
14.0 3.6 17.6
Market Capitalization $246.1 $309.1
Revolving Credit Facility
(1) (2)
$79.5 $4.6 $84.1
Mortgage Debt
(3)
159.7 (19.8) 139.9
JV Mortgage Debt
(4)
82.9 82.9
Total Debt $322.2 $307.0
Less: Unrestricted Cash
(2)
(4.5) 0.0 (4.5)
Net Debt $317.7 $302.5
Enterprise Value $563.7 $611.6

Indexed Return
150
140
130
120
110
100
90
80
3/27/2012
6/26/2012
9/25/2012
12/25/2012
3/27/2013
Full Service Index
LTD Service Index
Chatham Lodging Trust

Indexed Return
150
140
130
120
110
100
90
80
3/27/2012
6/26/2012
9/25/2012
12/25/2012
3/27/2013
Full Service Index
LTD Service Index
Chatham Lodging Trust

CHATHAM LODGING TRUST

Chatham Returns vs. Peers (LTM)
Chatham Returns vs. Peers (LTM)
Chatham has been among  the best performing lodging stocks over the past year and is paying a market-leading dividend
Source: FactSet.
Full Service Index is a composite index of PEB, HST, LHO, SHO, DRH, and CHSP.
LTD Service Index is a composite index of RLJ, HT, and INN.

Share Price Performance
Total Returns
18%
4%
31%
24%
7%
40%

Safe Harbor Disclosure
Safe Harbor Disclosure
We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of its business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,”
“expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.
Statements regarding the following subjects, among others, may be forward-looking: use of the proceeds of this offering; market trends in its industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for commercial real estate loans; its business and investment strategy; its projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; its ability to obtain and maintain financing arrangements; changes in the value of its hotel portfolio; the degree to which its hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; its ability to satisfy the REIT qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to its ability to make distributions to its shareholders in the future; general volatility of the capital markets and the market price of its common shares;
and degree and nature of its competition.
The forward-looking statements are based on its beliefs, assumptions and expectations of its future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, its business, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.